UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

July 20, 2010

ATLANTIC GREEN POWER HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	333-143352	20-8901634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Bayport One Suite 455 8025 Black Horse Pike West Atlantic City, New Jersey 08232 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 241-6027

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events

Item 8.01.     Other Events.

On July 20, 2010, Atlantic Green Power Holding Company (the “Company”) issued a press release announcing that the Company has received final site plan approval from the Land Use Board of Upper Pittsgrove Township, New Jersey for the Company’s development of a solar farm on the first of two tracts of land under evaluation by the Board, and other matters related to the development of such property.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

 (d)  Exhibits.

Exhibit No.	Description
99.1	Press Release re: Atlantic Green Power Receives Final Approval for Eastern Site of Upper Pittsgrove Township, N.J. Solar Farm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC GREEN POWER HOLDING COMPANY
(Registrant)

By:	/s/ Robert Demos, Jr.
Robert Demos, Jr.
President and Chief Executive Officer

Date:  July 20, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release re: Atlantic Green Power Receives Final Approval for Eastern Site of Upper Pittsgrove Township, N.J. Solar Farm.